SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 18, 2007

ISIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

1896 Rutherford Road

Carlsbad, CA 92008

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On June 18, 2007, Isis Pharmaceuticals, Inc. (“Isis”) received notice that the Federal Trade Commission (FTC) and the Department of Justice (DOJ) have granted Isis clearance to purchase all of the equity of Symphony GenIsis.  Symphony GenIsis is the entity formed in April 2006 by Symphony Capital Partners, L.P., and capitalized with $75 million, to fund development of three of Isis’ drugs.  As part of the transaction, Isis licensed to Symphony GenIsis its apoB-targeted antisense drug, ISIS 301012, as well as two preclinical antisense drugs, ISIS 325568 and ISIS 377131, targeting glucagon receptor and glucocorticoid receptor to treat diabetes.  Isis has been solely conducting the development of ISIS 301012, ISIS 325568, and ISIS 377131 with funding from Symphony GenIsis.

Isis has the exclusive right to reacquire the licensed programs at any time by acquiring all of Symphony GenIsis’ equity at a pre-negotiated price.  The acquisition of the Symphony GenIsis equity requires FTC and DOJ clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR Act), which Isis has now received.

Isis requested and received FTC and DOJ clearance to acquire Symphony GenIsis to provide Isis with the flexibility to act promptly when it decides to do so.  Isis sought HSR Act clearance as a preparatory step so that Isis can better control the timing of the Symphony GenIsis purchase relative to Isis’ corporate activities.  There are a number of scenarios that could prompt Isis to proceed with the transaction, for example licensing of any of the three drugs that are part of the Symphony GenIsis collaboration, ISIS 301012, ISIS 325568 and ISIS 377131.  As Isis has communicated previously, Isis is proceeding with its plans to partner ISIS 301012, and it is now in the early stages of this process.

This report includes forward-looking statements regarding Isis’ collaboration with Symphony GenIsis and the Company’s financial and business development activities.  Any statement describing Isis’ goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement, including those statements that are described as Isis’ goals.  Such statements are subject to certain risks and uncertainties, particularly those inherent in the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such products.  Isis’ forward-looking statements also involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements.  Although Isis’ forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by Isis.  As a result, you are cautioned not to rely on these forward-looking statements.  These and other risks concerning Isis’ programs are described in additional detail in Isis’ annual report on Form 10-K for the year ended December 31, 2006, and its quarterly report on Form 10-Q for the quarter ended March 31, 2007, which are on file with the SEC.  Copies of this and other documents are available from the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISIS PHARMACEUTICALS, INC.

Dated: June 18, 2007	By:	/s/ B. Lynne Parshall
B. Lynne Parshall
Executive Vice President,
Chief Financial Officer and Director